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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  July 23, 1997
                                                         ----------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)



    Delaware                          0-20803                   74-2644120
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 (State or other                    (Commission              (I.R.S. Employer
  jurisdiction                      File Number)             Identification No.)
of incorporation)


             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code  (512) 328-1112
                                                           ---------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated July 23, 1997 which is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS

         99.1     Press release dated July 23, 1997



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 28, 1997                        IXC Communications, Inc.

                                            By:  /s/ James F. Guthrie
                                                --------------------------
                                                James F. Guthrie
                                                Executive Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

 99.1             Press release dated July 23, 1997



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